UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 16, 2011


                                 BERRY ONLY INC.
             (Exact name of registrant as specified in its charter)

            Nevada                        333-168897            99-0360497
(State or other jurisdiction of          (Commission           IRS Employer
 incorporation or organization)          File Number)        Identification No.)

                                36 Mclean Street
                               Red Bank, NJ 07701
                    (Address of principal executive offices)

                                 1-732-865-4252
              (Registrant's telephone number, including area code)

                               722B Kingston Road
                         Toronto, Ontario M4E 1R7 Canada
        (Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On December 16, 2011 David Guest, shareholder of Berry Only Inc. (the "Company") entered into an Agreement for the Purchase of Common Stock with Lisa Guise, pursuant to which David Guest sold an aggregate of 3,000,000 shares of the Company's common stock to Lisa Guise. The purchase price was $20,000. Lisa Guise acquired approximately 76% of the total outstanding number of shares of common stock of the Company and the 3,000,000 shares represent Lisa Guise's entire beneficial holdings in the Company.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2011                BERRY ONLY INC.


                                        By: /s/ Lisa Guise
                                            ------------------------------------
                                            Lisa Guise
                                            President, Chief Executive Officer
                                            and Chief Financial Officer Director

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